Exhibit 10.05

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 30, 2004, is entered into by and among CHELSEY FINANCE, LLC, a Delaware limited liability company (“Lender”), BRAWN OF CALIFORNIA, INC., a California corporation (“Brawn”), GUMP’S BY MAIL, INC., a Delaware corporation (“GBM”), GUMP’S CORP., a California corporation (“Gump’s”), HANOVER REALTY, INC., a Virginia corporation (“Hanover Realty”), THE COMPANY STORE FACTORY, INC., a Delaware corporation (“TCS Factory”), THE COMPANY OFFICE, INC., a Delaware corporation (“TCS Office”), SILHOUETTES, LLC, a Delaware limited liability company (“Silhouettes LLC”), HANOVER COMPANY STORE, LLC, a Delaware limited liability company (“HCS LLC”), DOMESTICATIONS, LLC, a Delaware limited liability company (“Domestications LLC”), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company (“KIS LLC”), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company (“CSG LLC” and, together with Brawn, GBM, Gump’s, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, “Existing Borrowers” and each, individually, an “Existing Borrower”), BRAWN, LLC, a Delaware limited liability company (“Brawn LLC” as hereinafter further defined, and together with Existing Borrowers, collectively, “Borrowers” and each, individually, a “Borrower”), HANOVER DIRECT, INC., a Delaware corporation (“Hanover”), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company (“HHFG LLC”), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company (“Clearance World”), SCANDIA DOWN, LLC, a Delaware limited liability company (“Scandia Down LLC”), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company (“LaCrosse LLC”), D.M. ADVERTISING, LLC, a Delaware limited liability company (“DM Advertising LLC”), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company (“ADT LLC”), and HANOVER GIFTS, INC., a Virginia corporation (“Hanover Gifts” and, together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, “Guarantors” and each, individually, a “Guarantor”).

W I T N E S S E T H:

WHEREAS, Existing Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated as of July 8, 2004, as amended (as so amended, the “Loan Agreement”), pursuant to which Lender has made loans and advances to Borrowers;

WHEREAS, Existing Borrowers and Guarantors have requested that Lender consent to (a) the conversion of Brawn of California, Inc. from a California corporation to a Delaware limited liability company by reason of the Brawn/Brawn LLC Merger (as hereinafter defined), (b) the merger of HHFG LLC with and into CSG LLC, with CSG LLC as the surviving limited liability company, and (c) certain amendments to the Loan Agreement and the other Financing Agreements in connection with the Hanover 2004 Reorganization (as hereinafter defined); and

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such consents and amendments, in each case subject to the terms and conditions and to the extent set forth herein;

WHEREAS, Lender is willing to agree to provide such consents and make such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

(a)       Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

(i)        “Brawn LLC” shall mean Brawn, LLC, a Delaware limited liability company, and its successors and assigns.

(ii)         “Brawn/Brawn LLC Merger” shall mean the merger of Brawn with and into Brawn LLC, with Brawn LLC as the surviving limited liability company.

(iii)       “Hanover 2004 Reorganization” shall mean, individually and collectively, the mergers, reorganization steps and transactions effected under the Hanover 2004 Reorganization Agreements.

(iv)       “Hanover 2004 Reorganization Agreements” shall mean, collectively, the agreements, documents and instruments listed in Schedule 1 hereto and all related agreements, documents and instruments executed, delivered or filed in connection with, or otherwise evidencing, each of the transactions consented to in Section 2 hereof as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(v)       “HHFG LLC /CSG LLC Merger” shall mean the merger of HHFG LLC with and into CSG LLC, with CSG LLC as the surviving limited liability company.

(b)	Amendment to Definitions.

(i)        Brawn. All references to the term “Brawn” in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean “Brawn LLC”.

(ii)        Guarantors. All references to the term “Guarantors” in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean, jointly and severally, individually and collectively, Hanover, Clearance World, Scandia Down LLC, La Crosse LLC, DM Advertising LLC, ADT LLC, Hanover Gifts and each other existing and future direct or indirect Subsidiary of Hanover which

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owns any assets in excess of Ten Thousand Dollars ($10,000), other than Non-Guarantor Subsidiaries, and each of their respective successors and assigns.

(c)       Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

2.   Consent to Hanover 2004 Reorganization. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything to the contrary contained in Sections 6.2, 6.5, 6.6 or 6.9 of the Loan Agreement, Lender consents, effective upon the earlier of the date hereof or the effective date of the applicable transaction of the Hanover 2004 Reorganization, to the following transactions:

(a)        the formation by CSG LLC of Brawn LLC as a Delaware limited liability company in accordance with the applicable Hanover 2004 Reorganization Agreements;

(b)        the merger of Brawn with and into Brawn LLC pursuant to the Brawn/Brawn LLC Merger, with Brawn LLC as the surviving limited liability company, in accordance with the applicable Hanover 2004 Reorganization Agreements;

(c)        the merger of HHFG LLC with and into CSG LLC pursuant to the HHFG LLC/CSG LLC Merger, with CSG LLC as the surviving limited liability company, in accordance with the applicable Hanover 2004 Reorganization Agreements;

3.   Assumption of Obligations; Amendments to Guarantees and Financing Agreements. Effective as of the earlier of the date hereof or effective date of completion of the Hanover 2004 Reorganization as to the respective parties thereto:

(a)       Brawn LLC hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Borrowers, for all Obligations under, contained in, or arising out of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to Brawn LLC as a Borrower and Guarantor, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to Brawn LLC as a Borrower and Guarantor, with the same force and effect as if Brawn LLC had originally executed and been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements, and (iii) agrees that Lender shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to the Loan Agreement and the other Financing Agreements, with respect to Brawn LLC and its properties and assets with the same force and effect as Lender has with respect to the other Borrowers and their respective assets and properties as if Brawn LLC had originally executed and had been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements.

(b)       Each of the respective Guarantys made by the Existing Borrowers as of that date in their capacities as Guarantors, as heretofore amended (collectively, the “Borrower Guarantees”) shall be deemed further amended to include Brawn LLC as an additional Guarantor party signatory thereto. Brawn LLC hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Borrowers signatories thereto and the Guarantors,

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for all Obligations as defined in the Borrower Guarantees, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Borrower Guarantees with the same force and effect as if Brawn LLC had originally executed and been an original party signatory to each of the Borrower Guarantees, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to Brawn LLC and its properties under the Borrower Guarantees with the same force and effect as if Brawn LLC had originally executed and been an original party signatory to each of the Borrower Guarantees.

(c)        Each Guarantor, including without limitation, Brawn LLC, in its capacity as Guarantor pursuant hereto, hereby expressly and specifically ratifies, restates and confirms the terms and conditions of its respective Guarantee(s) in favor of Lender and its liability for all of the Obligations (as defined in its Guarantee(s)), and all other obligations, liabilities, agreements and covenants thereunder.

(d)        Each Borrower, including, without limitation, Brawn LLC, and each Guarantor hereby agrees that all references to Borrower or Borrowers or other terms intended to refer to a Borrower or Borrowers, such as Debtor or Debtors, contained in any of the Financing Agreements are hereby amended to include Brawn LLC, and each other person or entity at any time hereafter made a “Borrower” under the Loan Agreement, as an additional Borrower or Debtor, or other appropriate term of similar import, as the case may be. Each Borrower, including, without limitation, Brawn LLC, and each Guarantor hereby agrees that all references to Guarantor or Guarantors or other terms intended to refer to a Guarantor or Guarantors, such as Debtor or Debtors, contained in any of the Financing Agreements are hereby amended to include Brawn LLC, in its capacity as Guarantor and each other person or entity at any time hereafter made a “Guarantor” under the Loan Agreement, as an additional Guarantor or Debtor, or other appropriate term of similar import, as the case may be.

4.   Acknowledgments with respect to Mergers pursuant to the Hanover 2004 Reorganization.

(a)       As of the effective date of the Hanover 2004 Reorganization as to the respective parties thereto, each Borrower and each Guarantor hereby acknowledges, confirms and agrees that, by operation of law and as provided in the Hanover 2004 Reorganization Agreements, as the case may be, and this Amendment:

(i)        Brawn LLC, as the surviving limited liability company pursuant to the Brawn/ Brawn LLC Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of Brawn arising prior to the effective time of the Brawn/Brawn LLC Merger.

(ii)        CSG LLC, as the surviving limited liability company pursuant to the HHFG LLC/CSG LLC Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of HHFG LLC arising prior to the effective time of the HHFG LLC/CSG LLC Merger.

(iii)       Assuming that Lender has made all appropriate filings of UCC financing statements or amendments thereto, Lender shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties owned and acquired (A) by

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Brawn LLC, as the surviving limited liability company of the Brawn/Brawn LLC Merger, and (B) by CSG LLC, as the surviving limited liability company of the HHFG LLC/CSG LLC Merger, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

(b)        Without limiting the generality of the foregoing, (i) none of the transactions contemplated by the Hanover 2004 Reorganization Agreements shall in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any existing or former Borrowers or Guarantors or any security interests or liens in any assets or properties securing the same, (ii) the security interests, liens and rights of Lender in and to the assets and properties of Brawn LLC, as the surviving limited liability company of the Brawn/Brawn LLC Merger, and CSG LLC, as the surviving limited liability company of the HHFG LLC/CSG LLC Merger, or any Borrower or Guarantor that is the recipient, assignee or transferee of any assets or properties contributed, assigned or transferred pursuant to the Hanover 2004 Reorganization Agreements, have continued and, upon and after the consummation of the Brawn/Brawn LLC Merger and the HHFG LLC/CSG LLC Merger, or such contribution, assignment or transfer, as the case may be, shall continue to secure all Obligations to Lender of Brawn LLC, CSG LLC, or the predecessor owner of such assets and properties, as the case may be, in addition to all other existing and future Obligations of Brawn LLC, CSG LLC, or such Borrower or Guarantor, as the case may be, to Lender.

5.   Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

(a)        This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which are parties hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

(b)        Neither the execution and delivery of the Hanover 2004 Reorganization Agreements, nor the consummation of the transactions contemplated by the Hanover 2004 Reorganization Agreements, nor compliance with the provisions of the Hanover 2004 Reorganization Agreements, shall result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral or Guarantor Collateral, except in favor of Lender pursuant to this Amendment and the Financing Agreements as amended hereby.

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(c)        None of the membership interests in Brawn LLC have been evidenced by a membership certificate or other certificate, document, instrument or security. All of the membership interests in Brawn LLC (i) are noted in the respective books and records of such company, (ii) have been duly authorized and validly issued to CSG LLC and (iii) are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, except those security interests existing in favor of Congress Financial Corporation and Lender.

(d)       No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits the consummation of the Hanover 2004 Reorganization or any part thereof, and no governmental action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover 2004 Reorganization Agreements.

(e)       As of the date hereof (i) Brawn LLC is a limited liability company, duly formed and validly existing in good standing under the laws of the State of Delaware, and (ii) Brawn LLC (A) is duly licensed or qualified to do business as a foreign limited liability company and is in good standing in each of the jurisdictions set forth in Schedule 2 hereto other than in any such jurisdiction which is designated as “pending”, which are the only jurisdictions wherein the character of the properties owned or licensed or the nature of the business of Brawn LLC makes such licensing or qualification to do business necessary; and (B) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.

(f)         The assets and properties of Brawn LLC are owned by it, free and clear of all security interests, liens and encumbrances of any kind, nature or description, as of the date hereof, except those security interests existing in favor of Congress Financial Corporation and Lender and those granted to Congress Financial Corporation pursuant to the Thirty-Second Amendment to Loan and Security Agreement by and among the Borrowers, the Guarantors and Congress Financial Corporation, dated as of the date hereof, and pursuant hereto in favor of Lender, and except for Liens (if any) permitted under Section 6.4 of the Loan Agreement or the other Financing Agreements.

(g)        Upon the effectiveness of the Brawn/Brawn LLC Merger and the HHFG LLC/CSG LLC Merger, each such merger will become effective in accordance with the terms of each of the applicable Hanover 2004 Reorganization Agreements applicable to it and of the applicable corporate or limited liability statutes of the States of incorporation or formation of each Borrower and each Guarantor that is a constituent corporation or limited liability company pursuant to the mergers so consented to. As of the date of the effectiveness of the Brawn/Brawn LLC Merger, Brawn LLC will be and will continue to be and shall be the surviving limited liability company of the Brawn/Brawn LLC Merger, and as of the date of the effectiveness of the HHFG LLC/CSG LLC Merger, CSG LLC will be and will continue to be and shall be the surviving limited liability company of the HHFG LLC/CSG LLC Merger.

(h)       Neither the consummation of the Brawn/Brawn LLC Merger and the HHFG LLC/CSG LLC Merger, nor the execution, delivery or filing of the Hanover 2004 Reorganization Agreements applicable to the Brawn/Brawn LLC Merger and the HHFG LLC/CSG LLC Merger as consented to under Section 2 hereof or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions

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therein contemplated, nor compliance with the provisions thereof before the date hereof or upon the effectiveness of such mergers (i) has violated or will violate any Federal or State securities laws, any State corporation law, or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, (ii) does or will conflict with or result in the breach of, or constitute a default in any respect under any material mortgage, deed of trust, security agreement, agreement or instrument to which any existing or former Guarantor or Borrower is a party or may be bound, other than conflicts or defaults under certain real estate leases, intellectual property licenses and equipment leases, (iii) does or will violate any provision of the Certificate of Incorporation or Certificate of Formation, as applicable, or By-Laws or Operating Agreement, as applicable, of any Borrower or Guarantor, or has resulted in or if consummated or effected after the date hereof shall result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral or Guarantor Collateral, except in favor of Lender.

(i)        All actions and proceedings required by the Hanover 2004 Reorganization Agreements applicable to the Brawn/Brawn LLC Merger and the HHFG LLC/CSG LLC Merger, applicable law and regulation, have been or shall be taken prior to the effectiveness of such mergers and all transactions required thereunder have been and shall be, or will be duly and validly consummated.

(j)        Each Borrower and Guarantor is solvent and will continue to be solvent after giving effect to the Hanover 2004 Reorganization and the transactions contemplated by the Hanover 2004 Reorganization Agreements, is able to pay its debts as they mature and has (and has reason to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business and all businesses in which it is about to engage. After giving effect to the Hanover 2004 Reorganization, and after giving effect to the transactions contemplated by the Hanover 2004 Reorganization Agreements, the assets and properties of each Borrower and Guarantor at a fair valuation and at their present fair salable value are, and will be, greater than the indebtedness of each such Borrower and Guarantor, respectively, and including subordinated and contingent liabilities computed at the amount which, to the best of each such Borrower’s and Guarantor’s, represents an amount which can reasonably be expected to become an actual or matured liability.

(k)    No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of a UCC financing statement naming Brawn LLC as debtor and Lender as secured party, and no approval or consent of any other party, other than Congress Financial Corporation, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant hereto.

(l)    The transactions contemplated by the Hanover 2004 Reorganization shall have occurred and be effective in the case of the HHFG/CSG Merger by no later than December 31, 2004 and in the case of the Brawn/Brawn LLC Merger by no later than March 31, 2005 or such later date or dates as Lender shall approve in writing.

6.   Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this

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Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

(a)       Lender shall have received a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Business Days after the date hereof), as the case may be, duly authorized, executed and delivered by Borrowers and Guarantors;

(b)       as soon as possible, but in any event by no later than December 31, 2004, in the case of the HHFG LLC/CSG LLC Merger, and by no later than March 31, 2005, in the case of the Brawn/Brawn LLC Merger, Lender shall have received, in form and substance satisfactory to Lender, (i) true, correct and complete photocopies of all of the Hanover 2004 Reorganization Agreements, (ii) evidence that (A) the Hanover 2004 Reorganization Agreements have been duly executed and delivered by and to the appropriate parties thereto and (B) the transactions contemplated by the Hanover 2004 Reorganization have been consummated as set forth herein, and (iii) evidence that the certificates of merger with respect to the Brawn/Brawn LLC Merger and the HHFG LLC/CSG LLC Merger have been filed with the Secretary of State of the appropriate States of formation or incorporation or formation of each constituent corporation or limited liability company;

(c)       Lender shall have received all information with respect to Brawn LLC and CSG LLC necessary for Lender to file UCC financing statements and UCC amendments to the existing UCC financing statements previously filed by Lender against Brawn and HHFG LLC to change either or both of the debtor’s name or mailing address to that of Brawn LLC and CSG LLC, respectively, and other documents and instruments which Lender in its sole discretion has determined are necessary to perfect the security interests of Lender in all Collateral or Guarantor Collateral now or hereafter owned by Brawn LLC, CSG LLC and all other Borrowers and Guarantors;

(d)       Lender shall have received from Brawn LLC, (i) a copy of its Certificate of Formation, and all amendments thereto, certified by the Secretary of State of the State of Delaware as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its Operating Agreement, certified by the Secretary or Assistant Secretary of the company, and (iii) a certificate from its Secretary or Assistant Secretary dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

(e)       Lender shall have received, in form and substance satisfactory to Lender, for each Borrower and Guarantor that is a limited liability company (i) a Management and Incumbency Certificate of each such company identifying all managers, officers or other persons authorized to act on behalf of such company, (ii) Company Resolutions of each such company, evidencing the adoption and subsistence of company resolutions approving the execution, delivery and performance by each Borrower and Guarantor that is a limited liability company of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, in each case signed by all members of each such company, and (iii) Certificates of the Secretary or Assistant Secretary of each such company identifying all members of such company;

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(f)        Lender shall have received, in form and substance satisfactory to Lender, for each Borrower and Guarantor that is a corporation, a Secretary’s or Assistant Secretary’s Certificate of Directors’ Resolutions with Shareholders’ Consent (other than in respect of Hanover) evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by such Borrower and Guarantor of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

(g)       each Borrower and Guarantor shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, including without limitation Congress Financial Corporation, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender; and

(h)       prior to the effectiveness of the Hanover 2004 Reorganization, no court of competent jurisdiction shall have issued any injunction, restraining order or other order which prohibits the consummation of the Hanover 2004 Reorganization or any part thereof, and no governmental action or proceeding shall have been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover 2004 Reorganization Agreements.

7.   Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

8.   Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

9.   Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making

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proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

CHELSEY FINANCE, LLC
By:	/s/ William Wachtel
Name:	William Wachtel
Title:	Manager

BRAWN OF CALIFORNIA, INC.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

GUMP’S BY MAIL, INC.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Secretary

GUMP’S CORP.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Secretary

HANOVER REALTY, INC.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

THE COMPANY STORE FACTORY, INC.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

(ii)

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

THE COMPANY OFFICE, INC.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

SILHOUETTES, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

HANOVER COMPANY STORE, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	President

DOMESTICATIONS, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

KEYSTONE INTERNET SERVICES, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

THE COMPANY STORE GROUP, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	President

BRAWN, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

(iii)

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

By their signatures below, the

undersigned Guarantors acknowledge

and agree to be bound by the

applicable provisions of this

Amendment:

HANOVER DIRECT, INC.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Senior Vice President and Chief Financial Officer

HANOVER HOME FASHIONS GROUP, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

CLEARANCE WORLD OUTLETS, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	President

SCANDIA DOWN, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	President

LA CROSSE FULFILLMENT, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

(v)

(iv)

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

D.M. ADVERTISING, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	President

AMERICAN DOWN & TEXTILE, LLC
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President

HANOVER GIFTS, INC.
By:	/s/ Charles E. Blue
Name:	Charles E. Blue
Title:	Vice President